Exhibit 10.3
INDEMNITY AGREEMENT
BY AND BETWEEN
WEBMD CORPORATION
AND
WEBMD HEALTH CORP.
DATED AS OF [ ], 2005

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INDEMNITY AGREEMENT
          THIS INDEMNITY AGREEMENT (this “Agreement”) is made and entered into as of [___], 2005 by and between WebMD Corporation, a Delaware corporation (“Parent”) on behalf of itself and the other Parent Entities (as defined below), and WebMD Health Corp., a Delaware corporation (the “Company”), on behalf of itself and the other Company Entities (as defined below).
RECITALS
     WHEREAS, the Company is a wholly owned subsidiary of Parent;
     WHEREAS, pursuant to the transactions contemplated by the registration statement of the Company on Form S-1 (File No. 333-124832) filed with the Securities and Exchange Commission on May 12, 2005, as the same may be amended from time to time (the “Registration Statement”), the Company intends to offer [___] shares of Company’s Class A common stock in an initial public offering (the “Offering”);
     WHEREAS, in consideration of the foregoing and as a condition to the willingness of the parties to proceed with the Offering, the Company has agreed to indemnify Parent, and Parent has agreed to indemnify the Company, as more fully described below.
     For purposes of this Agreement the following terms shall have the following meanings:
     “Company Entities” means: (i) prior to the consummation of the Offering, the entities included in the WebMD Health Segment, and (ii) after the consummation of the Offering, the Company and its subsidiaries.
     “Parent Entities” means: (i) prior to the consummation of the Offering, the Parent and its subsidiaries (other than subsidiaries included in the WebMD Health Segment), and (ii) after the consummation of the Offering, Parent and its subsidiaries (other than the Company).
     “Third Party Claims” means any claim, action, suit, arbitration, inquiry, proceeding or investigation by or before any Governmental Authority or any claim, audit, demand or assessment by any party other than a Parent Entity or a Company Entity.
     “WebMD Health Segment” means Parent’s WebMD Health segment (formerly the Portal Services segment) prior to the consummation of the Offering.
     NOW, THEREFORE, in consideration of the mutual covenants set forth in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
AGREEMENT

     SECTION 1. Indemnification. (a) The Company agrees to indemnify and hold harmless Parent against any and all claims, losses, damages, liabilities, costs and expenses, joint or several (including reasonable attorneys’ fees and costs of investigation), to which Parent may become subject insofar as such claims, losses, damages, liabilities, costs and expenses (or actions in respect thereof) arise from or are based on any Third Party Claims in respect of: (i) the operations, before or after the consummation of the Offering, of the WebMD Health Segment prior to the Offering and the operations of the business of the Company and its subsidiaries after the Offering (collectively, the “Company Business”); provided, however, that Parent shall not be indemnified hereunder for liabilities arising from its own intentional misconduct or gross negligence; or (ii) the business or activities of any business or entity acquired by the WebMD Health Segment prior to the Offering (“WebMD Acquired Entities”), including, without limitation, any alleged act or omission of the respective employees, officers and directors of such WebMD Acquired Entities prior to their acquisition, or (iii) any material untrue statements or omissions in any prospectus or any related registration statement filed with the Securities and Exchange Commission relating to the Offering, provided, however, that Parent shall not be indemnified hereunder for liabilities arising from any such material untrue statement or omission which is contained in or pertains to information relating solely to Parent.
     (b) Parent agrees to indemnify and hold harmless the Company against any and all claims, losses, damages, liabilities, costs and expenses, joint or several (including reasonable attorneys’ fees and costs of investigation), to which the Company may become subject insofar as such claims, losses, damages, liabilities, costs and expenses (or actions in respect thereof) arise from or are based on before or after the consummation of the Offering: (i) the operations of the business of Parent and its subsidiaries (excluding the WebMD Health Segment ) prior to the Offering and the operations of the business of Parent and its subsidiaries after the Offering (excluding the Company and its subsidiaries), (ii) Merrill Lynch Fundamental Growth Fund, Inc.,et al. v. McKesson HBOC, Inc., et al., Case No. 405792 or any other case, controversy or proceeding arising out of or based upon the allegations of such case or any predecessor case, including, without limitation, any appeal or related proceeding, (iii) the business or activities of any business or entity acquired by Parent and its subsidiaries (excluding the WebMD Health Segment) prior to the Offering (“Parent Acquired Entities”), including, without limitation, any alleged act or omission of the respective employees, officers and directors of such Parent Acquired Entities prior to their acquisition, or (iv) any material untrue statements or omissions in any prospectus or any related registration statement filed with the Securities and Exchange Commission relating to the Offering (A) relating to descriptions of the Parent Business, or (B) relating to statements specifically identified as being made by Parent.
     (c) The Company agrees to indemnify and hold harmless Parent against any and all claims, losses, damages, liabilities, costs and expenses, joint or several (including reasonable attorneys’ fees and costs of investigation), to which Parent may become subject insofar as such claims, losses, damages, liabilities, costs and expenses (or actions in respect thereof) arise from or are based on guarantees or undertakings made by Parent to third parties in respect of liabilities or obligations of the Company or its subsidiaries.
     (d) Notwithstanding anything to the contrary herein, this Agreement shall not alter the rights and obligations under the agreements listed on Schedule A hereto or any agreements entered into after the date hereof between any Parent Entity and any Company Entity and no indemnity is given under this Agreement by the Company or Parent with respect to any such agreements.
     SECTION 2. Substitution. (a) With respect to any litigation, proceeding or investigation by or before any court or governmental agency or body which may be commenced or threatened against Parent after the date hereof which arises out of or is based upon the future business or operations of the Company, but not of Parent, at Parent’s option, the Company and Parent shall use their commercially reasonable efforts to have the Company substituted in the place of and for Parent and to have Parent removed as a party as promptly as is reasonably practicable. Pending such substitution, and in cases where such substitution cannot be effected, the Company shall promptly assume and direct the defense, prosecution and/or settlement of the claims involved, employing for this purpose counsel satisfactory to Parent, and shall pay all expenses related thereto. To the extent that any such expenses are paid by Parent, the Company shall promptly reimburse Parent therefor.
     (b) With respect to any litigation, proceeding or investigation by or before any court or governmental agency or body which may be commenced or threatened against the Company after the date hereof which arises out of or is based upon the future business or operations of Parent, but not of the Company, at the Company’s option, the Company and Parent shall use their commercially reasonable efforts to have Parent substituted in the place of and for the Company and to have the Company removed as a party as promptly as is reasonably practicable. Pending such substitution, and in cases where such substitution cannot be effected, Parent shall promptly assume and direct the defense, prosecution and/or settlement of the claims involved, employing for this purpose counsel satisfactory to the Company, and shall pay all expenses related thereto. To the extent that any such expenses are paid by the Company, Parent shall promptly reimburse the Company therefor.
     SECTION 3. Notice and Payment of Claim. If either party entitled to indemnification hereunder (an “Indemnified Party”) is threatened in writing with any claim, or any claim is presented in writing to, or any action or proceeding formally commenced against, an Indemnified Party which may give rise to the right of indemnification hereunder, the Indemnified Party will promptly give written notice thereof to the other party (the “Indemnifying Party”), provided that any delay by the Indemnified Party in so notifying the Indemnifying Party shall not relieve the Indemnifying Party of any liability to the Indemnified Party hereunder except to the extent the Indemnifying Party is materially and adversely prejudiced by such delay. The Indemnifying Party, by delivery of written notice to the Indemnified Party within 30 days of receipt of notice of claim to indemnity from the Indemnified Party, may elect to contest such claim, action or proceeding at the Indemnifying Party’s expense and by counsel of its own choosing. An Indemnifying Party will not, without the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not the Indemnified Party is an actual or potential party to such claim or action) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Party from all liability arising out of such claim, action, suit or proceeding.

     SECTION 4. Dispute Resolution. (a) In an effort to resolve informally and amicably any claim or controversy arising out of or related to this Agreement or the breach, termination, enforcement, interpretation or validity thereof, each party shall notify the other of any differences or dispute hereunder that requires resolution. Parent and the Company shall each designate an executive officer to investigate, discuss and seek to settle the matter between them. If the two are unable to settle the matter within 30 days after such notification, the matter shall be submitted to an independent director of Parent who is not also a director or employee of the Company and an independent director of the Company who is not also a director or employee of Parent for consideration. If settlement cannot be reached through their efforts within an additional 30 days, or such longer time period as they shall agree upon, either party may initiate final and binding arbitration, in accordance with Paragraph (b) of this Section 4 to resolve such matter, which the parties agree are the sole and exclusive procedures for any such dispute. All offers, promises, conduct and statements, whether oral or written, made in the course of the settlement discussions contemplated by this Paragraph (a) by any of the parties, their agents, employees, experts and attorneys are confidential, privileged and inadmissible for any purpose, including impeachment, in any arbitration or other proceeding involving the parties, provided that evidence that is otherwise admissible or discoverable shall not be rendered inadmissible or non-discoverable as a result of its use in the mediation.
     (b) Any dispute, claim or controversy arising out of or relating to this Agreement or the breach, termination, enforcement, interpretation or validity thereof, including the determination of the scope or applicability of this agreement to arbitrate, shall be determined by arbitration in New York, New York before one arbitrator. The arbitration shall be administered by JAMS pursuant to its Comprehensive Arbitration Rules and Procedures. Judgment on the award may be entered in any court having jurisdiction. This clause shall not preclude parties from seeking provisional remedies in aid of arbitration from a court of appropriate jurisdiction. The parties shall share the costs of the arbitrator and other costs of the arbitration equally and each party shall be responsible for its own costs and expenses relating to the arbitration, including for fees and expenses of its attorneys and other professionals that it retains. The arbitrator will have no authority to award any special, punitive, exemplary, consequential, incidental or indirect losses or damages and no authority to award a party any amounts for the costs and expenses of the arbitration or for fees and expenses of attorneys and other professionals retained by a party.
     SECTION 5. Cooperation. So long as any books, records and files retained by Parent or the Company relating to the business operations or assets of the Company remain in existence and available, Parent and the Company shall have the right upon prior notice to inspect and copy the same at any time during business hours for any proper purpose. Neither Parent nor the Company shall destroy or permit the destruction of (without first having offered to deliver to the other) any such books, records and files for the time period during which they would be required to retain such books, records or files by applicable law. Parent and the Company shall cooperate with one another in a timely manner in any administrative or judicial proceeding involving any matter affecting the potential liability of either Parent or the Company hereunder or with respect to any governmental authority. Such cooperation shall include, without limitation, making available to the other party, during normal business hours, all books, records and information, officers and employees (without substantial interruption of employment)

necessary or useful in connection with any inquiry, audit, investigation or dispute, any litigation or any other matter requiring any such books, records, information, officers or employees for any reasonable business purpose. The party requesting or otherwise entitled to any books, records, information, officers, or employees pursuant to this Section shall bear all reasonable out-of-pocket costs and expenses (except reimbursement of salaries, employee benefits and general overhead) incurred in connection with providing such books, records, information, officers or employees.
     SECTION 6. Assignment. Neither party shall assign or transfer any of its rights under this Agreement without the prior written consent of the other party.
     SECTION 7. Notices. All notices, requests, demands and other communications provided for by this Agreement shall be in writing (including telecopier or similar writing) and shall be deemed to have been given at the time when mailed in any general or branch office of the United States Postal Service, enclosed in a registered or certified postpaid envelope, or sent by Federal Express or other similar overnight courier service, addressed to the address of the parties stated below or to such changed address as such party may have fixed by notice or, if given by telecopier, when such telecopy is transmitted and the appropriate answerback is received.
If to Parent:
WebMD Corporation
[                    ]
If to the Company:
WebMD Health Corp.
[                    ]
     SECTION 8. Further Assurances. Parent and the Company shall execute, acknowledge and deliver or cause to be executed, acknowledged and delivered such instruments and take such other action as may be necessary or advisable to carry out their obligations under this Agreement and under any exhibit, document or other instruments delivered pursuant hereto.
     SECTION 9. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
     SECTION 10. Entire Agreement. This Agreement, together with any other agreements between the parties, constitutes the entire understanding between the parties and supersedes all proposals, commitments, writings, negotiations and understandings, oral and written, and all other communications between the parties relating to the subject matter of this Agreement. This Agreement may not be amended or otherwise modified except in writing duly executed by all of the parties. A waiver by any party of any breach or violation of this Agreement shall not be deemed or construed as a waiver of any subsequent breach or violation thereof.

     SECTION 11. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.
     SECTION 12. Severability. Should any part, term or condition hereof be declared illegal or unenforceable or in conflict with any other law, the validity of the remaining portions or provisions of this Agreement shall not be affected thereby, and the illegal or unenforceable portions of this Agreement shall be and hereby are redrafted to conform with applicable law, while leaving the remaining portions of this Agreement intact.
     SECTION 13. No Third Party Beneficiaries; Successors and Assigns. This Agreement is solely for the benefit of the Parent Entities and the Company Entities and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the Company Entities and the Parent Entities and their respective successors and legal representatives, and for the benefit of no other person,
     SECTION 14. Headings. Section headings are for convenience only and do not control or affect the meaning or interpretation of any terms or provisions of this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

WEBMD CORPORATION on behalf of itself and the other Parent Entities
By:
Name:
Title:

WEBMD HEALTH CORP. on behalf of itself and the other Company Entities
By:
Name:
Title:

SCHEDULE A
1.	The Intellectual Property License Agreement dated the date hereof between Parent and the Company

2.	The Tax Sharing Agreement dated the date hereof between Parent and the Company

3.	The Services Agreement dated the date hereof between Parent and the Company

4.	The Registration Rights Agreement dated the date hereof between Parent and the Company

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